UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF AMENDMENT

Corporate Resource Services, Inc. (the “Company”) is filing this Amendment No. 2 (the "Form 8-K/A") to its Current Report on Form 8-K announcing its acquisition of the Summit Software Division (“Summit”) of Tri-Tel Communications, Inc. (“Tri-Tel) that it initially filed with the Securities and Exchange Commission on May 10, 2013 (the "Form 8-K").  This Form 8-K/A is being filed to provide a complete copy of the Summit Asset Purchase Agreement (the “Agreement”), item 9.01(d), as well as correcting errors in the Agreement’s table of contents. This Form 8-K/A does not otherwise update, amend or change the Form 8-K and should be read as though filed as of the original filing date of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits

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(d)	Exhibits

2.1	Asset Purchase Agreement by and among Tri-Tel Communications, Inc., Corporate Resource Services, Inc. and The CRS Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  July 19, 2013